SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2012

Alaska Pacific Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Alaska	0-26003	92-0167101
State or other jurisdiction	Commission	I.R.S. Employer
of incorporation	File Number	Identification No.

2094 Jordan Avenue, Juneau, Alaska		99801
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (907) 789-4844

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On August 14, 2012, Alaska Pacific Bank (the “Bank”) a wholly-owned subsidiary of Alaska Pacific Bancshares, Inc. (“Company”), announced that the Office of the Comptroller of the Currency (“OCC”) had terminated the Stipulation and Consent to the Issuance of an Order to Cease and Desist (“Order”) that the Bank entered into on September 20, 2010 with the Office of Thrift Supervision (“OTS”).  The Order was administered by the OCC as the successor to the OTS. A copy of the press release is attached hereto as Exhibit 99.1, and the letter from the OCC terminating the Order is attached hereto as Exhibit 99.2; which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

99.1	Press Release of Alaska Pacific Bancshares dated August 14, 2012.
99.2	OCC letter of Termination of Consent Order dated August 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALASKA PACIFIC BANCSHARES, INC.

DATE: August 14, 2012	By:/s/Julie M. Pierce
Julie M. Pierce
Senior Vice President and
Chief Financial Officer